UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐   Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 5, 2011.

STARWOOD HOTELS & RESORTS
WORLDWIDE, INC.
STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
1111 WESTCHESTER AVENUE
WHITE PLAINS, NY 10604

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	March 10, 2011

Date: May 5, 2011	Time: 10:00 AM local time

Location:	The St. Regis Atlanta 88 West Paces Ferry Road Atlanta, GA 30305
You are receiving this Notice of Meeting and Internet Availability of Proxy Materials because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT     ANNUAL REPORT COMBO
How to View Online:
Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2011 to facilitate timely delivery.
—  How To Vote  —
Please Choose One of The Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Proxy By Internet: To authorize a proxy to vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX  available and follow the instructions.
Vote By Proxy By Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Vote on Directors
The Board of Directors recommends you vote FOR each
of the following nominees:

1.	Election of Directors

Nominees:
	01) Adam Aron 02) Charlene Barshefsky 03) Thomas Clarke 04) Clayton Daley, Jr. 05) Bruce Duncan 06) Lizanne Galbreath	07) Eric Hippeau 08) Stephen Quazzo 09) Thomas Ryder 10) Frits van Paasschen 11) Kneeland Youngblood
Vote on Proposals
The Board of Directors recommends you vote FOR the following proposal:
2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
The Board of Directors recommends you vote FOR the following resolution:
3.
RESOLVED, that the Company stockholders approve, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion, in our proxy statement for the 2011 Annual Meeting of Stockholders.

The Board of Directors recommends you vote 1 YEAR on the following proposal:
4.	To recommend, by non-binding vote, the frequency of executive compensation votes.
NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.